                                                                     Exhibit 3.1


                           ARTICLES OF INCORPORATION

                                      OF

                           ENTRUST TECHNOLOGIES INC.



     FIRST: I, John A. Ryan, whose post office address is c/o Northern Telecom Inc., 2221 Lakeside Blvd., Richardson, Texas 75093, being at least eighteen (18) years of age hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

     SECOND: The name of the corporation (which is hereinafter called the "Corporation") is Entrust Technologies Inc.

     THIRD: The purpose for which the Corporation is organized is transacting any and all lawful business for which a corporation may be incorporated under the laws of the State of Maryland and to do every other act that is incident and necessary or appropriate to the foregoing.

     FOURTH: The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name and post office address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

     FIFTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 6,000,000 shares, consisting of (i) 5,000,000 shares of Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), (ii) 500,000 shares of Special Voting Stock, $.01 par value per share (the "Special Voting Stock"), and (iii) 500,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). The aggregate par value of all shares of all classes of stock is $60,000.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   SERIES A COMMON STOCK
     ---------------------

     1. General. The voting, dividend and liquidation rights of the holders of
        -------
the Series A Common Stock are subject to and qualified by any preferential rights of any then outstanding shares of capital stock.

     2. Voting. The holders of the Series A Common Stock are entitled to one
        ------
vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

     3. Dividends. Dividends may be declared and paid on the Series A Common
        ---------
Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding shares of capital stock.

     4. Liquidation. Upon the dissolution or liquidation of the Corporation,
        -----------
whether voluntary or involuntary, holders of Series A Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding shares of capital stock.

B.   SPECIAL VOTING STOCK
     --------------------

     1. Voting Rights. The holders of the Special Voting Stock are entitled to
        -------------
one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting. In all matters concerning the voting of shares, the Common Stock and the Special Voting Stock shall vote as a single class and such voting rights shall be identical in all respects.

     2. No Other Rights. Except for the voting rights referred to above, holders
        ---------------
of Special Voting Stock shall have no other rights in respect of such shares, including without limitation, rights to receive dividends or rights to receive assets of the Corporation upon its dissolution, liquidation or winding up of its affairs.

C.   PREFERRED STOCK
     ---------------

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Maryland General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock or any other series to the extent permitted by law. Except as otherwise specifically provided in these Articles of Incorporation, no vote of the holders of the Preferred Stock, Common Stock or Special Voting Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of these Articles of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

     SIXTH: The number of directors of the Corporation shall be two, which may be changed in accordance with the By-laws of the Corporation. The names of the persons who will serve as directors until the first annual meeting of the stockholders of the Corporation and until their successors are elected and qualified are:

                              David D. Archibald
                                 John A. Ryan

     SEVENTH: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither amendment nor repeal of this Article, nor the adoption or amendment of any other provision of these Articles or the By-laws of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     EIGHTH: The Corporation shall, to the fullest extent permitted by Section 2-418 of the Maryland General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom. The indemnification right provided in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article. The Corporation's obligation to provide indemnification under this Article shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

     To assure indemnification under this Article of all such persons who are determined by the Corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the Corporation which may exist from time to time, such Section 2-418 shall, for the purposes of this Article, be interpreted as follows: an "employee benefit plan" shall be deemed to include, without limitation, any plan of the Corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding stock, in the manner now or hereafter prescribed by statute and these Articles of Incorporation, and all rights conferred upon stockholders are granted subject to this reservation.

     IN WITNESS WHEREOF, I have signed these Articles of Incorporation on this 16th day of December, 1996, I acknowledge the same to be my act and I further acknowledge that, to the best of my knowledge, the matters and facts set forth herein are true in all material respects under the penalties of perjury.


WITNESS:

/s/ Shirley Upchurch                           /s/ John A. Ryan
--------------------------                     ------------------------------
                                               Name: John A. Ryan
                                               Incorporator

                           ENTRUST TECHNOLOGIES INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT
                                  OF CHARTER
                    (under section 2-609 of the Corporation
         and Association Article of Maryland General Corporation Law)


     Entrust Technologies Inc., a Maryland corporation, having its principal office in this State in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The charter of the corporation is hereby amended by deleting in its entirety Articles IV and V and by adding to the Articles of Incorporation new Articles IV and V which shall be as follows:

"IV. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 6,200,000 shares, consisting of (i) 5,000,000 shares of Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), (ii) 257,500 shares of Series B Common Stock, $.01 par value per share (the "Series B Common Stock"), (iii) 192,500 shares of Special Voting Stock, $.01 par value per share (the "Special Voting Stock"), and (iv) 500,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). The aggregate par value of all shares of all classes of stock is $59,500.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

     A.   SERIES A COMMON STOCK
          ---------------------

          1. General. The voting, dividend and liquidation rights of the holders
             -------
of the Series A Common Stock are subject to and qualified by any preferential rights of any then outstanding shares of capital stock.

          2. Voting. The holders of the Series A Common Stock are entitled to
             ------
one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

          3. Dividends. Dividends may be declared and paid on the Series A
             ---------
Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding shares of capital stock.

          4. Liquidation. Upon the dissolution or liquidation of the
             -----------
Corporation, whether voluntary or involuntary, holders of Series A Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding shares of capital stock.

     B. SERIES B COMMON STOCK
        ---------------------

          1. Dividends.
             ---------

             (a) In the event the Corporation declares or pay any distributions (as defined below) on shares of Series A Common Stock or any other shares of capital stock of the Corporation, the holders of the Series B Common Stock then outstanding shall receive, at the same time, a distribution on each outstanding share of Series B Common Stock in an amount equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Series A Common Stock, multiplied by (ii) the number of shares of Series A Common Stock into which such share of Series B Common Stock is then convertible.

             (b) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash, securities or property without consideration, whether by way of dividend or otherwise, payable other than in Series A Common Stock of the Corporation, or the purchase or redemption of shares of the Corporation (other than (i) repurchases of Series A Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price, and (ii) redemptions in liquidation or dissolution of the Corporation) for cash, securities or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

          2. Liquidation, Dissolution or Winding Up; Certain Mergers,
             -------------------------------------------------------
Consolidations and Asset Sales. In the event of any voluntary or involuntary
------------------------------
liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Common Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series B Common Stock, such amount per share as would have been payable had each such share been converted into Series A Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution or winding up.

     3.    Voting.
           ------

           (a) Except as provided by Subsection 3(b) below, each holder of outstanding shares of Series B Common Stock shall be entitled to the number of votes equal to the number of whole shares of Series A Common Stock into which the aggregate number of shares of Series B Common Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Subsection 3(b) below, holders of Series B Common Stock shall vote together with the holders of Series A Common Stock and the Special Voting Stock, as a single class.

           (b) Additional Voting Rights Upon Exercise of Triggering Event
               ----------------------------------------------------------
               Option.
               ------

               (i) For the purposes of these Articles, the following definitions shall apply:

                   (A) "Triggering Event" shall be deemed to occur (I) during an
                        ----------------
Insolvency or a Bankruptcy Event of the Corporation, or (II) at any time on or after January 1, 2002, if the Corporation has not (x) consummated a Qualified Initial Public Offering or (y) developed a Qualified Public Market; provided, however, that, in the case of clauses (I) or (II) above, a Triggering Event shall not be deemed to be in existence if, prior to the exercise of the Triggering Event Option by the holders of Series B Common Stock, an Insolvency or Bankruptcy Event has ceased to exist or the Corporation has consummated a Qualified Initial Public Offering or developed a Qualified Public Market.

                   (B) "Insolvency or Bankruptcy Event" shall be deemed to occur
                        ------------------------------
upon (I) the institution against the Corporation of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceedings are not dismissed within 30 days of filing, or (II) the institution by the Corporation of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or (III) the making of any assignment for the benefit of the Company's creditors.

                   (C) "Qualified Initial Public Offering" shall mean the
                        ---------------------------------
closing of an underwritten initial public offering of Series A Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in which the aggregate proceeds to the Company are at least $35,000,000 and the per share price to the public (the "Threshold Price") is equal to or greater than a percentage (the "Multiplier") of the Conversion Price, as defined in Section 4 hereof; such Multiplier being 150% until January 1, 1999 and thereafter annually increasing by 10% of the then current Multiplier.

                   (D) A "Qualified Public Market" shall be deemed to exist on
                          -----------------------
the date on which (I) the closing sale price for the Series A Common Stock on a national securities exchange or the Nasdaq National Market, as published in The
                                                                            --
Wall Street Journal, is equal to or greater than the Threshold Price for 20
-------------------
trading days in any 30 consecutive trading-day period, (II) the Aggregate Market Value of the Series A Common Stock held by Non-Affiliates of the Corporation is $35,000,000 or more, and (III) the actual average trading volume per day of the Series A Common Stock in aggregate value per such trading date on a national securities exchange or the Nasdaq National Market, as published in The Wall
                                                                   --------
Street Journal, for such 20 trading days is U.S. $1,000,000 or more.
--------------

                   (E) "Aggregate Market Value" shall mean the average of the
                        ----------------------
closing sale prices of the Series A Common Stock on a national securities exchange or the Nasdaq National Market, as published in The Wall Street Journal,
                                                        -----------------------
for a period of 30 consecutive trading days multiplied by the average of the outstanding shares of Series A Common Stock held by Non-Affiliates of the Corporation, as determined from the records of the Corporation, for such 30-day period.

                   (F) "Affiliate" shall have the meaning set forth in Rule 405
                        ---------
under the Securities Act.

               (ii) Upon the occurrence of a Triggering Event, the Corporation shall promptly, but in no event later than five business days, give written notice thereof to each holder of Series B Common Stock. If the holders of at least two-thirds of the then outstanding shares of Series B Common Stock, voting as a separate class (or acting by written consent), notify the Corporation that such holders are exercising their option (the "Triggering Event Option") to receive additional voting rights pursuant to this Subsection 3(b)(ii) and the Triggering Event has not otherwise been cured prior to such notice pursuant to Subsection 3(b)(i)(A) hereof, then, immediately upon such notice to the Corporation, (A) each holder of Series B Common Stock shall be entitled to such number of votes, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration, such that the aggregate number of votes represented by the outstanding shares of Series B Common Stock would represent that percentage of the total combined voting power of the Corporation's outstanding shares of capital stock as would be sufficient to approve any merger, consolidation, sale of all or substantially all of the assets of, or liquidation of the Corporation and to approve all other actions submitted to the stockholders for approval under the Maryland General Corporation Law, as may be amended from time to time (rounded up to the nearest whole share for purposes of calculating voting rights, provided that such rounding shall not contravene the intention of this clause), (B) the holders of Series B Common Stock, exclusively and as a separate class, will be entitled to elect the minimum number of directors as shall constitute a majority of the total number of directors of the Corporation, and (C) the holders of shares of Series A Common Stock, Special Voting Stock and any other class or series of voting stock (excluding the Series B Common Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation.

               (iii) At any meeting of stockholders held while the holders of the outstanding shares of Series B Common Stock shall have the voting power provided in subsection (ii) above, (A) the holders of a majority of the then outstanding shares of Series B Common Stock, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as therein provided and (B) the holders of a majority of the then outstanding shares of Series A Common Stock, Special Voting Stock and any other class or series of voting stock (excluding the Series B Common Stock), present in person or by proxy, shall be sufficient to constitute a quorum for the election of the balance of the total number of directors as therein provided. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation shall immediately terminate.

               (iv) In the case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Series B Common Stock as a class, pursuant to the foregoing provisions of subsections
(ii) and (iii) hereof, the remaining directors elected by the holders of the Series B Common Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors designated by the holders of Series A Common Stock, Special Voting Stock and of any other class or series of voting stock as a class (excluding the Series B Common Stock), the remaining directors designated by the holders of Series A Common Stock, Special Voting Stock and of any other class or series of voting stock (excluding the Series B Common Stock), voting as a class, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of the Series B Common Stock may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Common Stock. Any director who shall have been elected by the holders of the Series A Common Stock, Special Voting Stock and of any other class or series of voting stock (excluding the Series B Common Stock) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of two-thirds of the then outstanding shares of Series A Common Stock, Special Voting Stock and any other class or series of voting stock (excluding the Series B Common Stock), voting as a class.

             (c) Issuance of Stock. The whole or any part of any unissued
                 -----------------
balance of the authorized capital stock of the Corporation or the whole or any part of any unissued balance of the authorized capital stock of the Corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine, subject to the provisions of
Article 7 below.

          4. Optional Conversion. The holders of the Series B Common Stock shall
             -------------------
have conversion rights as follows (the "Conversion Rights"):

             (a) Right to Convert. Each share of Series B Common Stock shall be
                 ----------------
convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Series A Common Stock as is determined by dividing $100 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $100. Such initial Conversion Price, and the rate at which shares of Series B Common Stock may be converted into shares of Series A Common Stock, shall be subject to adjustment as provided below.

             In the event of a notice of redemption of any shares of Series B Common Stock pursuant to Section 6 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business of the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Common Stock.

             (b) Fractional Shares. No fractional shares of Series A Common
                 -----------------
Stock shall be issued upon conversion of the Series B Common Stock based on the aggregate number of such Series B Common Stock then held by each holder.

In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (c) Mechanics of Conversion.
              -----------------------

              (i) In order for a holder of Series B Common Stock to convert shares of Series B Common Stock into shares of Series A Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Common Stock, at the office of the transfer agent for the Series B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Common Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Series A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series B Common Stock, or to his or its nominees, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

              (ii) The Corporation shall at all times when the Series B Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Common Stock, such number of its duly authorized shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Common Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Series A Common Stock issuable upon conversion of the Series B Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Series A Common Stock at such adjusted Conversion Price.

              (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared or accrued but unpaid dividends on the Series B Common Stock surrendered for conversion or on the Series A Common Stock delivered upon conversion.

              (iv) All shares of Series B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Series A Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series B Common Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Common Stock accordingly.

              (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Series A Common Stock upon conversion of shares of Series B Common Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Series A Common Stock in a name other than that in which the shares of Series B Common Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d) Adjustments to Conversion Price for Diluting Issues:
              ---------------------------------------------------

              (i) Special Definitions. For purposes of this Subsection 4(d), the
                  -------------------
following definitions shall apply:

                  (A)    "Option" shall mean rights, options or warrants to
                          ------
subscribe for, purchase or otherwise acquire Series A Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(IV) below.

                  (B)    "Original Issue Date" shall mean the date on which a
                          -------------------
share of Series B Common Stock was first issued.

                  (C)    "Convertible Securities" shall mean any evidences of
                          ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Series A Common Stock.

                  (D)    "Additional Shares of Series A Common Stock" shall mean
                          ------------------------------------------
all shares of Series A Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Series A Common Stock issued or issuable:

                              (I)       upon conversion of any Convertible
                                        Securities outstanding on the Original
                                        Issue Date, or upon exercise of any
                                        Options outstanding on the Original
                                        Issue Date;

                              (II) as a dividend or distribution on Series B Common Stock;

                              (III) by reason of a dividend, stock split, split-up or other distribution on shares of Series A Common Stock that is covered by Subsection 4(e) or 4(f) below; or

                              (IV) to employees of the Corporation pursuant to an employee stock option plan adopted by the Board of Directors, including without limitation the Corporation's 1996 Stock Incentive Plan (the "1996 Plan").

          (ii) No Adjustment of Conversion Price. No adjustment in the number of
               ---------------------------------
shares of Series A Common Stock into which the Series B Common Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof: (a) unless the consideration per share (determined pursuant to Subsection 4(d)(vi)) for an Additional Share of Series A Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Series A Common Stock, or (b) if prior to such issuance, the Corporation receives written notice from the holders of at least two-thirds of the then outstanding shares of Series B Common Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Series A Common Stock.

          (iii) Issue of Securities Deemed Issue of Additional Shares of Series
                ---------------------------------------------------------------
A Common Stock. If the Corporation at any time or from time to time after the
--------------
Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Series A Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Series A

Common Stock issued as of the time of such issue of such Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Series A Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(vi) hereof) of such Additional Shares of Series A Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Series A Common Stock are deemed to be issued:

          (A)    No further adjustment in the Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Series A Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

          (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Series A Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

          (D) In the event of any change in the number of shares of Series A Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

          (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional

Shares of Series A Common Stock between the original adjustment date and such readjustment date.

          In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

          (iv)     Adjustment of Conversion Price Upon Issuance of Additional
                   ----------------------------------------------------------
Shares of Series A Common Stock. In the event the Corporation shall at any time
-------------------------------
after the Original Issue Date issue Additional Shares of Series A Common Stock (including Additional Shares of Series A Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued upon the exercise of options granted under the 1996 Plan as provided in Subsection 4(d)(v), as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Series A Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Series A Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Series A Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Series A Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Series A Common Stock so issued; provided that, (i) for the purpose of this Subsection 4(d)(iv), all shares of Series A Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Series A Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Series A Common Stock that is the subject of this calculation.

          (v) Special Adjustment upon Certain Events Attributable to 1996 Plan.
              ----------------------------------------------------------------
Upon the earlier of (A) any Automatic Conversion Event or (B) any initial public offering of securities by the Corporation, the then applicable Conversion Price shall, without any further action on the part of any party, be adjusted, such that upon conversion of outstanding shares of Class B Common Stock, the holders thereof shall be entitled to receive in the aggregate an additional 66,596 shares of Series A Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations or other similar recapitalizations affecting the Series A Common Stock).

          (vi) Determination of Consideration. For purposes of this Subsection
               ------------------------------
4(d), the consideration received by the Corporation for the issue of any Additional Shares of Series A Common Stock or 1996 Option Shares shall be computed as follows:

               (A) Cash and Property: Such consideration shall:
                   -----------------

                   (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                   (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                   (III) in the event Additional Shares of Series A Common Stock or 1996 Option Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(I) and (II) above, as determined in good faith by the Board of Directors.

               (B) Options and Convertible Securities. The consideration per
                   ----------------------------------
  share received by the Corporation for Additional Shares of Series A Common Stock deemed to have been issued pursuant to Subsections 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                   (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                   (y) the maximum number of shares of Series A Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vii) Multiple Closing Dates. In the event the Corporation shall
                     ----------------------
issue on more than one date Additional Shares of Series A Common Stock which comprise shares of the same series or class of capital stock of the Corporation as part of a series of related transactions, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (e)  Adjustment for Stock Splits and Combinations. If the Corporation
               --------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Series A Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the Series B Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately increased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Series A Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Series B Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f)  Adjustment for Certain Dividends and Distributions. In the event
               --------------------------------------------------
the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Series A Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Series A Common Stock, then and in each such event the Conversion Price for the Series B Common Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series B Common Stock then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Series A Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Series A Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Series A Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series B Common Stock shall be recompute accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series B Common Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series B Common Stock simultaneously receive a dividend or other distribution of shares of Series A Common Stock in a number equal to the number of shares of Series A Common Stock as they would have received if all outstanding shares of Series B Common Stock had been converted into Series A Common Stock on the date of such event.

          (g) Adjustments for Other Dividends and Distributions. In the event
              -------------------------------------------------
the Corporation at any time or from time to time after the Original Issue Date for the Series B Common Stock shall make or issue, or fix a record date for the determination of holders of Series A Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Series A Common Stock, then and in each such event provision shall be made so that the holders of the Series B Common Stock shall receive upon conversion thereof in addition to the number of shares of Series A Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series B Common Stock been converted into Series A Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series B Common Stock; and provided further, however, that no such adjustment shall be made if the holders of Series B Common Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series B Common Stock had been converted into Series A Common Stock on the date of such event.

          (h) Adjustment for Reclassification, Exchange, or Substitution. If the
              ----------------------------------------------------------
Series A Common Stock issuable upon the conversion of the Series B Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series B Common Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Series A Common Stock into which such shares of Series B Common Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (i) Adjustment for Merger or Reorganization, etc. In case of any
              ---------------------------------------------
consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation, each share of Series B Common Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Series A Common Stock of the Corporation deliverable upon conversion of such Series B Common Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series B Common Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series B Common Stock.

          (j) No Impairment. The Corporation will not, by amendment of its
              -------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Common Stock against impairment.

          (k) Certificate as to Adjustments. Upon the occurrence of each
              -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Common Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Common Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Series A Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series B Common Stock.

          (l) Notice of Record Date. In the event:
              ---------------------

              (i) that the Corporation declares a dividend (or any other distribution) on its Series A Common Stock payable in Series A Common Stock or other securities of the Corporation;

              (ii) that the Corporation subdivides or combines its outstanding shares of Series A Common Stock; or

              (iii) of any reclassification of the Series A Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Series A Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Common Stock, and shall cause to be mailed to the holders of the Series B Common Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                    (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Series A Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined; or

                    (B) the date on which such reclassification, consolidation, merger or sale is expected to become effective, and the date as of which it is expected that holders of Series A Common Stock of record shall be entitled to exchange their shares of Series A Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger or sale.

          5. Automatic Conversion.
             --------------------

             (a) All outstanding shares of Series B Common Stock shall automatically be converted into shares of Series A Common Stock, at the then effective conversion rate, upon the earliest to occur of the following events (the "Automatic Conversion Events"):

                 (i) the closing of a Qualified Initial Public Offering;

               (ii) a Change in Control (as defined below), provided the consideration to be received by the holders of Series B Common Stock in such Change in Control is at a price per share of at least the Threshold Price;

               (iii) the occurrence of a Qualified Public Market; or

               (iv) the consent of the holders of at least two-thirds of the then outstanding shares of Series B Common Stock.

          (b) For purposes of this Section 5, a "Change in Control" shall occur or be deemed to have occurred upon (i) any merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (ii) any sale of all or substantially all of the assets of the Corporation, (iii) the complete liquidation of the Corporation, or (iv) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities (other than through an acquisition of securities directly from the Corporation) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation. Notwithstanding the foregoing, neither (i) the exercise of the Triggering Event Option by the holders of the Corporation's Series B Common Stock nor (ii) any acquisition of beneficial ownership by an Affiliate of a stockholder of record on the Original Issue Date shall be deemed to be a Change in Control.

          (c) All holders of record of shares of Series B Common Stock will be given written notice of the Automatic Conversion Event and the place designated for automatic conversion of all such shares of Series B Common Stock pursuant to this Section 5. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series B Common Stock at such holder's address last shown on the records of the transfer agent for the Series B Common Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series B Common Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Series A Common Stock to which such holder is entitled pursuant to this Section 5. On the occurrence of the Automatic Conversion Event, all rights with respect to the Series B Common Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Series A Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Series A Common Stock into which such Series B Common Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the occurrence of the Automatic Conversion Event). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the occurrence of the Automatic Conversion Event and the surrender of the certificate or certificates for Series B Common Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Series A Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Series A Common Stock otherwise issuable upon such conversion.

          (d) All certificates evidencing shares of Series B Common Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the occurrence of the Automatic Conversion Event, be deemed to have been retired and cancelled and the shares of Series B Common Stock represented thereby converted into Series A Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series B Common Stock accordingly.

     6.   Optional Redemption.
          -------------------

          (a) If the holders of Series B Common Stock exercise the Triggering Event Option pursuant to Subsection 3(c) hereof, the Corporation may, at any time, by vote of a majority of the directors who are not then appointed by holders of the Series B Common Stock (the "Minority Directors") pursuant to written notice within thirty (30) days of the exercise of such Triggering Event Option, redeem the Series B Common Stock, in whole by paying the greater of (i) 200% of the Offering Price or (ii) fair market value, as determined in good faith by the entire Board of Directors (or, if no such determination can be made by the Board of Directors, by a nationally recognized independent appraiser appointed by a majority of the directors appointed by the Class B Stockholders and by a majority of the Minority Directors), in cash for each share of Series B Common Stock then redeemed (hereinafter referred to as the "Redemption Price") on a date no later than sixty (60) days of such notice. For purposes of this
Section 6, the "Offering Price" is the Conversion Price.

          (b) At least 15 days prior to the date fixed for any redemption of Series B Common Stock (hereinafter referred to as the "Redemption Date"), written notice shall be mailed, by first class or registered mail, postage prepaid, to each holder of record of Series B Common Stock to be redeemed, at his or its address last shown on the records of the transfer agent of the Series B Common Stock (or the records of the Corporation, if it serves as its own transfer agent), notifying such holder of the election of the Corporation to redeem such shares, specifying the Redemption Date and the time at which such holder's conversion rights (pursuant to Section 4 hereof) as to such shares terminate (which shall be the close of business on the fifth full day preceding the Redemption Date) and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Redemption Notice"). On or prior to the Redemption Date, each holder of Series B Common Stock to be redeemed shall surrender his or its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Common Stock designated for redemption in the Redemption Notice as holders of Series B Common Stock of the Corporation (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

          (c) On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price of all shares of Series B Common Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his or its share certificate to the Corporation. Such instructions shall also provide that any monies deposited by the Corporation pursuant to this Subsection 6(d) for the redemption of shares thereafter converted into shares of the Corporation's Series A Common Stock pursuant to Section 4 hereof no later than the close of business on the fifth full day preceding the Redemption Date shall be returned to the Corporation on the Redemption Date. The balance of any monies deposited by the Corporation pursuant to this Subsection 6(d) remaining unclaimed at the expiration of one year following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

          (d) Any shares of Series B Common Stock so redeemed shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Common Stock accordingly.

     7.   Restrictive Covenants
          ---------------------

          In addition to other rights provided by law, so long as any shares of Series B Common Stock shall be outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Common Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class:

          (a) amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation or By-laws, if such action would change or alter the preferences, special rights or other powers of the Series B Common Stock;

          (b) engage in any business materially different from its business as conducted or reasonably proposed to be conducted as of December 1996;

          (c) authorize any increase or decrease in the number of shares of Series B Common Stock of the Corporation;

          (d) authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to dividends or assets superior to any such preference or priority of the Series B Common Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Corporation having any preference or priority as to dividends or assets superior to any such preference or priority of the Series B Common Stock; or

          (e) merge or consolidate into or with any other corporation or other entity or sell all or substantially all of the Corporation's assets in each case for consideration other than cash (except any merger or consolidation intended solely to effect a change in the Corporation's domicile of incorporation).

     C.   SPECIAL VOTING STOCK
          --------------------

          1.   Voting Rights. The holders of the Special Voting Stock are
               -------------
entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting. Except as otherwise required by law or these Articles of Incorporation, in all matters concerting the voting of shares, the Series A Common Stock, Series B Common Stock and Special Voting Stock shall vote as a single class and such voting rights shall be identical in all respects.

          2.   No Other Rights. Except for the voting rights referred to above,
               ---------------
holders of Special Voting Stock shall have no other rights in respect of such shares, including without limitation, rights to receive dividends or rights to receive assets of the Corporation upon its dissolution, liquidation or winding up of its affairs.

          3.   Retirement and Cancellation. In the event that any shares of
               ---------------------------
Special Voting Stock are from time to time redeemed, reacquired, purchased, exchanged or otherwise acquired by the Corporation, all such shares shall be retired and cancelled, and the Corporation shall not, under any circumstances, reissue such retired and cancelled shares.

     D.   PREFERRED STOCK
          ---------------

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

          Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Maryland General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock or any other series to the extent permitted by law. Except as otherwise specifically provided in these Articles of Incorporation (the "Articles"), no vote of the holders of the Preferred Stock, Series A Common Stock, Series B Common Stock or Special Voting Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of these Articles, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

V. The number of directors of the Corporation shall be seven (7). The names of the persons who currently serve as directors of the Corporation are as follows:

                                    David D. Archibald
                                    John A. Ryan

     SECOND: The Charter of the Corporation is hereby restated to read as follows:

I.   The name of the corporation is Entrust Technologies Inc.

II. The purpose for which the Corporation is organized is transacting any and all lawful business for which a corporation may be incorporated under the laws of the State of Maryland that is incident and necessary or appropriate to the foregoing.

III. The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name and post office address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

IV. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 6,200,000 shares, consisting of (i) 5,000,000 shares of Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), (ii) 257,500 shares of Series B Common Stock, $.01 par value per share (the "Series B Common Stock"), (iii) 192,500 shares of Special Voting Stock, $.01 par value per share (the "Special Voting Stock"), and (iv) 500,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). The aggregate par value of all shares of all classes of stock is $59,500.

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

     A.   SERIES A COMMON STOCK
          ---------------------

          1.   General. The voting, dividend and liquidation rights of the
               -------
holders of the Series A Common Stock are subject to and qualified by any preferential rights of any then outstanding shares of capital stock.

          2.   Voting. The holders of the Series A Common Stock are entitled to
               ------
one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

          3.   Dividends. Dividends may be declared and paid on the Series A
               ---------
Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding shares of capital stock.

          4.   Liquidation. Upon the dissolution or liquidation of the
               -----------
Corporation, whether voluntary or involuntary, holders of Series A Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding shares of capital stock.

     B.   SERIES B COMMON STOCK
          ---------------------

          1.   Dividends.
               ---------

               (a) In the event the Corporation declares or pay any distributions (as defined below) on shares of Series A Common Stock or any other shares of capital stock of the Corporation, the holders of the Series B Common Stock then outstanding shall receive, at the same time, a distribution on each outstanding share of Series B Common Stock in an amount equal to the product of
(i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Series A Common Stock, multiplied by (ii) the number of shares of Series A Common Stock into which such share of Series B Common Stock is then convertible.

               (b) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash, securities or property without consideration, whether by way of dividend or otherwise, payable other than in Series A Common Stock of the Corporation, or the purchase or redemption of shares of the Corporation (other than (i) repurchases of Series A Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price, and (ii) redemptions in liquidation or dissolution of the Corporation) for cash, securities or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

          2.   Liquidation, Dissolution or Winding Up; Certain Mergers,
               -------------------------------------------------------
Consolidations and Asset Sales. In the event of any voluntary or involuntary
------------------------------
liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Common Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series B Common Stock, such amount per share as would have been payable had each such share been converted into Series A Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution or winding up.

          3.   Voting.
               ------

               (a) Except as provided by Subsection 3(b) below, each holder of outstanding shares of Series B Common Stock shall be entitled to the number of votes equal to the number of whole shares of Series A Common Stock into which the aggregate number of shares of Series B Common Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law or by the provisions of Subsection 3(b) below, holders of Series B Common Stock shall vote together with the holders of Series A Common Stock and the Special Voting Stock as a single class.

               (b)   Additional Voting Rights Upon Exercise of Triggering Event
                     ----------------------------------------------------------
                     Option.
                     ------

                     (i) For the purposes of these Articles, the following definitions shall apply:

                          (A)  "Triggering Event" shall be deemed to occur (I)
                                ----------------
during an Insolvency or a Bankruptcy Event of the Corporation, or (II) at any time on or after January 1, 2002, if the Corporation has not (x) consummated a Qualified Initial Public Offering or (y) developed a Qualified Public Market; provided, however, that, in the case of clauses (I) or (II) above, a Triggering Event shall not be deemed to be in existence if, prior to the exercise of the Triggering Event Option by the holders of Series B Common Stock, an Insolvency or Bankruptcy Event has ceased to exist or the Corporation has consummated a Qualified Initial Public Offering or developed a Qualified Public Market.

                          (B)  "Insolvency or Bankruptcy Event" shall be deemed
                                ------------------------------
to occur upon (I) the institution against the Corporation of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceedings are not dismissed within 30 days of filing, or (II) the institution by the Corporation of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or (III) the making of any assignment for the benefit of the Company's creditors.

                          (C)  "Qualified Initial Public Offering" shall mean
                                ---------------------------------
the closing of an underwritten initial public offering of Series A Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in which the aggregate proceeds to the Company are at least $35,000,000 and the per share price to the public (the "Threshold Price") is equal to or greater than a percentage (the "Multiplier") of the Conversion Price, as defined in Section 4 hereof; such Multiplier being 150% until January 1, 1999 and thereafter annually increasing by 10% of the then current Multiplier.

                          (D)  A "Qualified Public Market" shall be deemed to
                                  -----------------------
exist on the date on which (I) the closing sale price for the Series A Common Stock on a national securities exchange or the Nasdaq National Market, as published in The Wall Street Journal, is equal to or greater than the Threshold
             -----------------------
Price for 20 trading days in any 30 consecutive trading-day period, (II) the Aggregate Market Value of the Series A Common Stock held by Non-Affiliates of the Corporation is $35,000,000 or more, and (III) the actual average trading volume per day of the Series A Common Stock in aggregate value per such trading date on a national securities exchange or the Nasdaq National Market, as published in The Wall Street Journal, for such 20 trading days is U.S.
             -----------------------
$1,000,000 or more.

                          (E)  "Aggregate Market Value" shall mean the average
                                ----------------------
of the closing sale prices of the Series A Common Stock on a national securities exchange or the Nasdaq National Market, as published in The Wall Street Journal,
                                                        -----------------------
for a period of 30 consecutive trading days multiplied by the average of the outstanding shares of Series A Common Stock held by Non-Affiliates of the Corporation, as determined from the records of the Corporation, for such 30-day period.

                          (F)  "Affiliate" shall have the meaning set forth in
                                ---------
Rule 405 under the Securities Act.

                  (ii) Upon the occurrence of a Triggering Event, the Corporation shall promptly, but in no event later than five business days, give written notice thereof to each holder of Series B Common Stock. If the holders of at least two-thirds of the then outstanding shares of Series B Common Stock, voting as a separate class (or acting by written consent), notify the Corporation that such holders are exercising their option (the "Triggering Event Option") to receive additional voting rights pursuant to this Subsection 3(b)(ii) and the Triggering Event has not otherwise been cured prior to such notice pursuant to Subsection 3(b)(i)(A) hereof, then, immediately upon such notice to the Corporation, (A) each holder of Series B Common Stock shall be entitled to such number of votes, at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration, such that the aggregate number of votes represented by the outstanding shares of Series B Common Stock would represent that percentage of the total combined voting power of the Corporation's outstanding shares of capital stock as would be sufficient to approve any merger, consolidation, sale of all or substantially all of the assets of, or liquidation of the Corporation and to approve all other actions submitted to the Stockholders for approval under the Maryland General Corporation Law, as may be amended from time to time (rounded up to the nearest whole share for purposes of calculating voting rights, provided that such rounding shall not contravene the intention of this clause), (B) the holders of Series B Common Stock, exclusively and as a separate class, will be entitled to elect the minimum number of directors as shall constitute a majority of the total number of directors of the Corporation, and (C) the holders of shares of Series A Common Stock, Special Voting Stock and any other class or series of voting stock (excluding the Series B Common Stock), exclusively and as a separate class, shall be entitled to elect the balance of the total number of directors of the Corporation.

               (iii) At any meeting of stockholders held while the holders of the outstanding shares of Series B Common Stock shall have the voting power provided in subsection (ii) above, (A) the holders of a majority of the then outstanding shares of Series B Common Stock, present in person or by proxy, shall be sufficient to constitute a quorum for the election of directors as therein provided and (B) the holders of a majority of the then outstanding shares of Series A Common Stock, Special Voting Stock and any other class or series of voting stock (excluding the Series B Common Stock), present in person or by proxy, shall be sufficient to constitute a quorum for the election of the balance of the total number of directors as therein provided. Upon the election of the directors at such meeting, the terms of office of all persons who were previously directors of the Corporation shall immediately terminate.

               (iv) In the case of any vacancy in the office of a director occurring among the directors elected by the holders of the shares of Series B Common Stock as a class, pursuant to the foregoing provisions of subsections
(ii) and (iii) hereof, the remaining directors elected by the holders of the Series B Common Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant. In case of any vacancy in the office of a director occurring among the directors designated by the holders of Series A Common Stock, Special Voting Stock and of any other class or series of voting stock as a class (excluding the Series B Common Stock), the remaining directors designated by the holders of Series A Common Stock, Special Voting Stock and of any other class or series of voting stock (excluding the Series B Common Stock), voting as a class, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may, if permitted by law, elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant. Any director who shall have been elected by the holders of the Series B Common Stock may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series B Common Stock. Any director who shall have been elected by the holders of the Series A Common Stock, Special Voting Stock and of any other class or series of voting stock (excluding the Series B Common Stock) may be removed during his term of office, either with or without cause, by, and only by, the affirmative vote of the holders of two-thirds of the then outstanding shares of Series A Common Stock, Special Voting Stock and any other class or series of voting stock (excluding the Series B Common Stock), voting as a class.

          (c) Issuance of Stock. The whole or any part of any unissued balance
              -----------------
of the authorized capital stock of the Corporation or the whole or any part of any unissued balance of the authorized capital stock of the Corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine, subject to the provisions of
Article 7 below.

       4. Optional Conversion. The holders of the Series B Common Stock shall
          -------------------
have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert. Each share of Series B Common Stock shall be
              ----------------
convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Series A Common Stock as is determined by dividing $100 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $100. Such initial Conversion Price, and the rate at which shares of Series B Common Stock may be converted into shares of Series A Common Stock, shall be subject to adjustment as provided below.

          In the event of a notice of redemption of any shares of Series B Common Stock pursuant to Section 6 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business of the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the

Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Common Stock.

          (b) Fractional Shares. No fractional shares of Series A Common Stock
              -----------------
shall be issued upon conversion of the Series B Common Stock based on the aggregate number of such Series B Common Stock then held by each holder. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (c) Mechanics of Conversion.
              -----------------------

              (i) In order for a holder of Series B Common Stock to convert shares of Series B Common Stock into shares of Series A Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Common Stock, at the office of the transfer agent for the Series B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Common Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Series A Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series B Common Stock, or to his or its nominees, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

              (ii) The Corporation shall at all times when the Series B Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Common Stock, such number of its duly authorized shares of Series A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Common Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Series A Common Stock issuable upon conversion of the Series B Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Series A Common Stock at such adjusted Conversion Price.

              (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared or accrued but unpaid dividends on the Series B Common Stock surrendered for conversion or on the Series A Common Stock delivered upon conversion.

              (iv) All shares of Series B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Series A Common Stock in exchange therefor and payment of any dividends declared or accrued but unpaid thereon. Any shares of Series B Common Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Common Stock accordingly.

              (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Series A Common Stock upon conversion of shares of Series B Common Stock pursuant to this
Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Series A Common Stock in a name other than that in which the shares of Series B Common Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (d) Adjustments to Conversion Price for Diluting Issues:
              ---------------------------------------------------

              (i)   Special Definitions. For purposes of this Subsection 4(d),
                    -------------------
the following definitions shall apply:

                    (A) "Option" shall mean rights, options or warrants to
                         ------
subscribe for, purchase or otherwise acquire Series A Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(IV) below.

                    (B) "Original Issue Date" shall mean the date on which a
                         -------------------
share of Series B Common Stock was first issued.

                    (C) "Convertible Securities" shall mean any evidences of
                         ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Series A Common Stock.

                    (D) "Additional Shares of Series A Common Stock" shall mean
                         ------------------------------------------
all shares of Series A Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Series A Common Stock issued or issuable:

                        (I) upon conversion of any Convertible Securities outstanding on the Original Issue Date, or upon exercise of any Options outstanding on the Original Issue Date;

                        (II) as a dividend or distribution on Series B Common Stock;

                        (III) by reason of a dividend, stock split, split-up or
                              other distribution on shares of Series A Common Stock that is covered by Subsection 4(e) or 4(f) below; or

                        (IV) to employees of the Corporation pursuant to an employee stock option plan adopted by the Board of Directors, including without limitation the Corporation's 1996 Stock Incentive Plan (the "1996 Plan").

              (ii)  No Adjustment of Conversion Price. No adjustment in the
                    ---------------------------------
number of shares of Series A Common Stock into which the Series B Common Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof: (a) unless the consideration per share (determined pursuant to Subsection 4(d)(vi)) for an Additional Share of Series A Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Series A Common Stock, or (b) if prior to such issuance, the Corporation receives written notice from the holders of at least two-thirds of the then outstanding shares of Series B Common Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Series A Common Stock.

              (iii) Issue of Securities Deemed Issue of Additional Shares of
                    --------------------------------------------------------
Series A Common Stock. If the Corporation at any time or from time to time after
---------------------
the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Series A Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Series A Common Stock issued as of the time of such issue of such Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Series A Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(vi) hereof) of such Additional Shares of Series A Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Series A Common Stock are deemed to be issued:

                    (A) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Series A Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                    (C) Upon the expiration or termination of any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Series A Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                    (D) In the event of any change in the number of shares of Series A Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                    (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Series A Common Stock between the original adjustment date and such readjustment date.

     In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

              (iv)  Adjustment of Conversion Price Upon Issuance of Additional
                    ----------------------------------------------------------
Shares of Series A Common Stock. In the event the Corporation shall at any time
-------------------------------
after the Original Issue Date issue Additional Shares of Series A Common Stock (including Additional Shares of Series A Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued upon the exercise of options granted under the 1996 Plan as provided in Subsection 4(d)(v), as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Series A Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Series A Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Series A Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Series A Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Series A Common Stock so issued; provided that, (i)
                                                           -------- ----
for the purpose of this Subsection 4(d)(iv), all shares of Series A Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Series A Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible

Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Series A Common Stock that is the subject of this calculation.

              (v)   Special Adjustment Upon Certain Events Attributable to 1996
                    -----------------------------------------------------------
Plan. Upon the earlier of (A) any Automatic Conversion Event or (B) any initial
----
public offering of securities by the Corporation, the then applicable Conversion Price shall, without any further action on the part of any party, be adjusted, such that upon conversion of outstanding shares of Class B Common Stock, the holders thereof shall be entitled to receive in the aggregate an additional 66,596 shares of Series A Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations or other similar recapitalizations affecting the Series A Common Stock).

              (vi)  Determination of Consideration. For purposes of this
                    ------------------------------
Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Series A Common Stock or 1996 Option Shares shall be computed as follows:

                    (A) Cash and Property: Such consideration shall:
                        -----------------

                        (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                        (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (III) in the event Additional Shares of Series A Common Stock or 1996 Option Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(I) and (II) above, as determined in good faith by the Board of Directors.

                    (B) Options and Convertible Securities. The consideration
                        ----------------------------------
per share received by the Corporation for Additional Shares of Series A Common Stock deemed to have been issued pursuant to Subsections 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                        (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (y) the maximum number of shares of Series A Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

              (vii) Multiple Closing Dates. In the event the Corporation shall
                    ----------------------
issue on more than one date Additional Shares of Series A Common Stock which comprise shares of the same series or class of capital stock of the Corporation as part of a series of related transactions, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (e) Adjustment for Stock Splits and Combinations. If the Corporation
              --------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Series A Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the Series B Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately increased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Series A Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Series B Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f) Adjustment for Certain Dividends and Distributions. In the event
              --------------------------------------------------
the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Series A Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Series A Common Stock, then and in each such event the Conversion Price for the Series B Common Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series B Common Stock then in effect by a fraction:

              (1) the numerator of which shall be the total number of shares of Series A Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

              (2) the denominator of which shall be the total number of shares of Series A Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Series A Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series B Common Stock shall be recompute accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series B Common Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series B Common Stock simultaneously receive a dividend or other distribution of shares of Series A Common Stock in a number equal to the number of shares of Series A Common Stock as they would have received if all outstanding shares of Series B Common Stock had been converted into Series A Common Stock on the date of such event.

          (g) Adjustments for Other Dividends and Distributions. In the event
              -------------------------------------------------
the Corporation at any time or from time to time after the Original Issue Date for the Series B Common Stock shall make or issue, or fix a record date for the determination of holders of Series A Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Series A Common Stock, then and in each such event provision shall be made so that the holders of the Series B Common Stock shall receive upon conversion thereof in addition to the number of shares of Series A Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series B Common Stock been converted into Series A Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series B Common Stock; and provided further, however, that no such adjustment shall be made if the holders of Series B Common Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series B

Common Stock had been converted into Series A Common Stock on the date of such event.

          (h) Adjustment for Reclassification, Exchange, or Substitution. If the
              ----------------------------------------------------------
Series A Common Stock issuable upon the conversion of the Series B Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series B Common Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Series A Common Stock into which such shares of Series B Common Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

          (i) Adjustment for Merger or Reorganization, etc. In case of any
              --------------------------------------------
consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation, each share of Series B Common Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Series A Common Stock of the Corporation deliverable upon conversion of such Series B Common Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series B Common Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series B Common Stock.

          (j) No Impairment. The Corporation will not, by amendment of its
              -------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Common Stock against impairment.

          (k) Certificate as to Adjustments. Upon the occurrence of each
              -----------------------------
adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Common Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Common Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Series A Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series B Common Stock.

          (l) Notice of Record Date. In the event:
              ---------------------

              (i) that the Corporation declares a dividend (or any other distribution) on its Series A Common Stock payable in Series A Common Stock or other securities of the Corporation;

              (ii) that the Corporation subdivides or combines its outstanding shares of Series A Common Stock; or

              (iii) of any reclassification of the Series A Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Series A Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Common Stock, and shall cause to be mailed to the holders of the Series B Common Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Series A Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined; or

                (B) the date on which such reclassification, consolidation, merger or sale is expected to become effective, and the date as of which it is expected that holders of Series A Common Stock of record shall be entitled to exchange their shares of Series A Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger or sale.

       5. Automatic Conversion.
          --------------------

          (a) All outstanding shares of Series B Common Stock shall automatically be converted into shares of Series A Common Stock, at the then effective conversion rate, upon the earliest to occur of the following events (the "Automatic Conversion Events"):

              (i)   the closing of a Qualified Initial Public Offering;

              (ii) a Change in Control (as defined below), provided the consideration to be received by the holders of Series B Common Stock in such Change in Control is at a price per share of at least the Threshold Price;

              (iii) the occurrence of a Qualified Public Market; or

              (iv) the consent of the holders of at least two-thirds of the then outstanding shares of Series B Common Stock.

          (b) For purposes of this Section 5, a "Change in Control" shall occur or be deemed to have occurred upon (i) any merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than [50%] of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (ii) any sale of all or substantially all of the assets of the Corporation, (iii) the complete liquidation of the Corporation, or (iv) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of securities of the Corporation representing [50%] or more of the combined voting power of the Corporation's then outstanding securities (other than through an acquisition of securities directly from the Corporation) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation. Notwithstanding the foregoing neither (i) the exercise of the Triggering Event Option by the holders of the Corporation's Series B Common Stock nor (ii) any acquisition of beneficial interest by an Affiliate of a stockholder of record on the Original Issue Date shall not be deemed to be a Change in Control.

          (c) All holders of record of shares of Series B Common Stock will be given written notice of the Automatic Conversion Event and the place designated for automatic conversion of all such shares of Series B Common Stock pursuant to this Section 5. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series B Common Stock at such holder's address last shown on the records of the transfer agent for the Series B Common Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series B Common Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Series A Common Stock to which such holder is entitled pursuant to this Section 5. On the occurrence of the Automatic Conversion Event, all rights with respect to the Series B Common Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Series A Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Series A Common Stock into which such Series B Common Stock has been converted, and payment of any declared or accrued but unpaid dividends thereon (all of which shall be deemed to be declared by the Board of Directors on the occurrence of the Automatic Conversion Event). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the occurrence of the Automatic Conversion Event and the surrender of the certificate or certificates for Series B Common Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Series A Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Series A Common Stock otherwise issuable upon such conversion.

          (d) All certificates evidencing shares of Series B Common Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the occurrence of the Automatic Conversion Event, be deemed to have been retired and cancelled and the shares of Series B Common Stock represented thereby converted into Series A Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series B Common Stock accordingly.

       6. Optional Redemption.
          -------------------

          (a) If the holders of Series B Common Stock exercise the Triggering Event Option pursuant to Subsection 3(c) hereof, the Corporation may, at any time, by vote of a majority of the directors who are not then appointed by holders of the Series B Common Stock (the "Minority Directors") pursuant to written notice within thirty (30) days of the exercise of such Triggering Event Option, redeem the Series B Common Stock in whole by paying the greater of (i) 200% of the Offering

Price or (ii) fair market value, as determined in good faith by the entire Board of Directors (or, if no such determination can be made by the Board of Directors, by a nationally recognized independent appraiser appointed by a majority of the directors appointed by the Class B Stockholders and by a majority of the Minority Directors), in cash for each share of Series B Common Stock then redeemed (hereinafter referred to as the "Redemption Price") on a date no later than sixty (60) days of such notice. For purposes of this Section 6, the "Offering Price" is the Conversion Price.

          (b) At least 15 days prior to the date fixed for any redemption of Series B Common Stock (hereinafter referred to as the "Redemption Date"), written notice shall be mailed, by first class or registered mail, postage prepaid, to each holder of record of Series B Common Stock to be redeemed, at his or its address last shown on the records of the transfer agent of the Series B Common Stock (or the records of the Corporation, if it serves as its own transfer agent), notifying such holder of the election of the Corporation to redeem such shares, specifying the Redemption Date and the time at which such holder's conversion rights (pursuant to Section 4 hereof) as to such shares terminate (which shall be the close of business on the fifth full day preceding the Redemption Date) and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Redemption Notice"). On or prior to the Redemption Date, each holder of Series B Common Stock to be redeemed shall surrender his or its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Common Stock designated for redemption in the Redemption Notice as holders of Series B Common Stock of the Corporation (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

          (c) On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price of all shares of Series B Common Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his or its share certificate to the Corporation. Such instructions shall also provide that any monies deposited by the Corporation pursuant to this Subsection 6(d) for the redemption of shares thereafter converted into shares of the Corporation's Series A Common Stock pursuant to Section 4 hereof no later than the close of business on the fifth full day preceding the Redemption Date shall be returned to the Corporation on the Redemption Date. The balance of any monies deposited by the Corporation pursuant to this Subsection 6(d) remaining unclaimed at the expiration of one year following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

          (e) Any shares of Series B Common Stock so redeemed shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Common Stock accordingly.

       7. Restrictive Covenants
          ---------------------

          In addition to other rights provided by law, so long as any shares of Series B Common Stock shall be outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Common Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class:

          (a) amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation or By-laws, if such action would change or alter the preferences, special rights or other powers of the Series B Common Stock;

          (b) engage in any business materially different from its business as conducted or reasonably proposed to be conducted as of December 1996;

          (c) authorize any increase or decrease in the number of shares of Series B Common Stock of the Corporation;

          (d) authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to dividends or assets superior to any such preference or priority of the Series B Common Stock or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Corporation having an preference or priority as to dividends or assets superior to any such preference or priority of the Series B Common Stock; or

          (e) merge or consolidate into or with any other corporation or other entity or sell all or substantially all of the Corporation's assets in each case for consideration other than cash (except any merger or consolidation intended solely to effect a change in the Corporation's domicile of incorporation).

       C. SPECIAL VOTING STOCK
          --------------------

          1. Voting Rights. The holders of the Special Voting Stock are entitled
             -------------
to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting. Except as otherwise required by law or these Articles of Incorporation, in all matters concerting the voting of shares, the Series A Common Stock, Series B Common Stock and Special Voting Stock shall vote as a single class and such voting rights shall be identical in all respects.

          2. No Other Rights. Except for the voting rights referred to above,
             ---------------
holders of Special Voting Stock shall have no other rights in respect of such shares, including without limitation, rights to receive dividends or rights to receive assets of the Corporation upon its dissolution, liquidation or winding up of its affairs.

          3. Retirement and Cancellation. In the event that any shares of
             ---------------------------
Special Voting Stock are from time to time redeemed, reacquired, purchased, exchanged or otherwise acquired by the Corporation, all such shares shall be retired and cancelled, and the Corporation shall not, under any circumstances, reissue such retired and cancelled shares.

       D. PREFERRED STOCK
          ---------------

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

          Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Maryland General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock or any other series to the extent permitted by law. Except as otherwise specifically provided in these Articles of Incorporation (the "Articles"), no vote of the holders of the Preferred Stock, Series A Common Stock, Series B Common Stock or Special Voting Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of these Articles, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

V. The number of directors of the Corporation shall be seven (7). The names of the persons who currently serve as directors of the Corporation are as follows:

                                                  David D. Archibald
                                                  John A. Ryan.

VI. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither amendment nor repeal of this Article, nor the adoption or amendment of any other provision of these Articles or the By-laws of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

VII. The Corporation shall, to the fullest extent permitted by Section 2-418 of the Maryland General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom. The indemnification right provided in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article. The Corporation's obligation to provide indemnification under this Article shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

     To assure indemnification under this Article of all such persons who are determined by the Corporation or otherwise to be or to have been "fiduciaries" of any employee benefit plan of the Corporation which may exist from time to time, such Section 2-418 shall, for the purposes of this Article, be interpreted as follows: an "employee benefit plan" shall be deemed to include, without limitation, any plan of the Corporation which is governed by the Act of Congress entitled "Employee Retirement Income Security Act of 1974," as amended from time to time.

VIII. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute and these Articles of Incorporation, and all rights conferred upon stockholders are granted subject to this reservation.

                  THIRD:  The number of directors of the corporation is two.

                          The names of the directors are:    David D. Archibald
                                                             John A. Ryan.

     The Board of Directors of the Corporation, by unanimous written consent dated as of December 31, 1996, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment and restatement of the charter was advisable and directing that it be submitted for action thereon by the stockholders.

                 FOURTH: The amendment and restatement of the charter of the Corporation as hereinabove set forth were approved by a consent in writing setting forth said amendment and restatement of the charter, signed by all the stockholders entitled to vote on said amendment and restatement, and all the other stockholders entitled to notice of a meeting of stockholders but not to vote thereat having waived in writing any rights which they may have to dissent from such amendment and restatement, such consent and waiver having been filed with the records of stockholders' meetings.

                  FIFTH: (a) The total number of shares of all classes of stock heretofore authorized is 6,000,000 shares, consisting of (i) 5,000,000 shares of Series A Common Stock, $.01 par value per share, of the aggregate par value of $50,000, (ii) 500,000 shares of Special Voting Stock, $.01 par value per share, of aggregate par value of $5,000, and (iii) 500,000 shares of Preferred Stock, $.01 par value per share, of the aggregate par value of $5,000. The aggregate par value of all shares of all classes heretofore authorized is $60,000.

                         (b) The total number of shares of all classes of stock
as increased is 6,200,000 shares, consisting of (i) 5,000,000 shares of Series A Common Stock, $.01 par value per share, of the aggregate par value of $50,000,
(ii) 257,500 shares of Series B Common Stock, $.01 par value per share, of the aggregate par value of $2,570, (iii) 192,500 shares of Special Voting Stock, $.01 par value per share, of the aggregate par value of $1,925, and (iv) 500,000 shares of Preferred Stock, $.01 par value per share, of the aggregate par value of $5,000. The aggregate par value of all shares of all classes as increased is $59,495.

                         (c) A description as amended of each class with the
preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of stock, is as set forth in Article IV hereof.

     IN WITNESS WHEREOF, Entrust Technologies Inc. has caused these presents to be signed in its name and on its behalf by its President and attested (or witnessed) by its Secretary on December 31, 1996.


                                          ENTRUST TECHNOLOGIES INC.


                                          BY:     /s/ John A. Ryan
                                             ----------------------------------
                                             President

Attested: (Witnessed:)

/s/ James Kendry
-------------------------------
Secretary

     THE UNDERSIGNED, President of Entrust Technologies Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment and Restatement of Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment and Restatement of Charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                          /s/ John A. Ryan
                                          -----------------------------

                           ENTRUST TECHNOLOGIES INC.

                             ARTICLES OF AMENDMENT
                                  OF CHARTER


     Entrust Technologies Inc., a Maryland corporation, having its principal office in this State in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The Charter of the Corporation is hereby amended by deleting the first paragraph of Article IV and by adding to the Articles of Incorporation a new first paragraph of Article IV which shall be as follows:

"IV. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 18,520,000 shares, consisting of (i) 15,000,000 shares of Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), (ii) 260,000 shares of Series B Common Stock, $.01 par value per share (the "Series B Common Stock"), (iii) 2,500,000 shares of Special Voting Stock, $.01 par value per share (the "Special Voting Stock"), (iv) 500,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), and (v) 260,000 shares of Series B Non-Voting Common Stock, $.01 par value per share (the "Series B Non-Voting Common Stock"). The aggregate par value of all shares of all classes of stock is $185,200."

     SECOND: The Charter of the Corporation is hereby further amended by deleting Article IV.B.6.(a) in its entirety and adding to the Articles of Incorporation a new Article IV.B.6(a) which shall be as follows:

          "(a) If the holders of Series B Common Stock exercise the Triggering Event Option pursuant to Subsection 3(b)(ii) hereof, the Corporation may, at any time, by vote of a majority of the directors who are not then appointed by holders of the Series B Common Stock (the "Minority Directors") pursuant to written notice within thirty (30) days of the exercise of such Triggering Event Option, redeem the Series B Common Stock, in whole by paying the greater of (i) 200% of the Offering Price or (ii) fair market value, as determined in good faith by the entire Board of

Directors (or, if no such determination can be made by the Board of Directors, by a nationally recognized independent appraiser appointed by a majority of the directors appointed by the Series B Stockholders and by a majority of the Minority Directors), in cash for each share of Series B Common Stock then redeemed (hereinafter referred to as the ""Redemption Price") on a date no later than sixty (60) days after such notice. For purposes of this Section 6, the "Offering Price" is the Conversion Price (as may be adjusted from time to time)."

              THIRD: The Charter of the Corporation is hereby further amended by deleting Article IV.B.7. in its entirety and adding to the Articles of Incorporation a new Article IV.B.7. which shall be as follows:

               "7. Exchange. The holders of the Series B Common Stock shall have
                   --------
exchange rights as follows (the "Series B Exchange Rights"):

                (a) Period of Exchange; Exchange Ratio. Subject to and upon
                    ----------------------------------
compliance with the provisions of this Section 7, each share of Series B Common Stock shall be exchangeable, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into fully paid and nonassessable shares of Series B Non-Voting Common Stock at the rate of one (1) share of Series B Non-Voting Common Stock for each share of Series B Common Stock (the "Series B Exchange Ratio").

                (b) Exercise of the Series B Exchange Rights. Subject to the
                    ----------------------------------------
requirements of Subsection 7(a) above, the holder of any shares of the Series B Common Stock may exercise the Series B Exchange Rights as to any part thereof by surrendering to the Corporation at the office of any transfer agent of the Corporation for the Series B Common Stock or at the principal office of the Corporation, the certificate or certificates for the shares to be exchanged, accompanied by written notice stating that the holder elects to exchange all or a specified portion of the shares represented thereby and stating the name or names (with addresses) in which the certificate or certificates for the shares of Series B Non-Voting Common Stock are to be issued. Subject to the requirements of Subsection 7(a) above, the Corporation shall issue and deliver to or upon the written order of such holder, a certificate or certificates for the number of full shares of Series B Non-Voting Common Stock to which such holder is entitled. Upon exchange of only a portion of the number of shares covered by a certificate representing shares of the Series B Common Stock surrendered for exchange, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for exchange, at the expense of the Corporation, a new certificate covering the number of shares of the Series B Common Stock representing the unexchanged portion of the certificate so surrendered.

          (c) Fractional Shares. No fractional shares of Series B Non- Voting
              -----------------
Common Stock shall be issued upon exchange of shares of the Series B Common Stock. Series B Non-Voting Common Stock issuable upon the exchange will be rounded to the nearest whole share. If more than one share of the Series B Common Stock shall be surrendered for exchange at any one time by the same holder, the number of full shares of Series B Non-Voting Common Stock issuable upon exchange thereof shall be computed on the basis of the aggregate number of shares of Series B Common Stock so surrendered.

          (d) Series B Exchange Ratio Adjustments. The Series B Exchange Ratio
              -----------------------------------
shall be subject to adjustment from time to time as follows:

              (i) If the number of shares of Series B Non-Voting Common Stock outstanding at any time after the date of issuance of the Series B Common Stock is increased or decreased by a stock dividend payable in shares of Series B Non-Voting Common Stock or by a subdivision, split-up, combination or "reverse" split-up of shares of Series B Non-Voting Common Stock, then immediately after the record date fixed for the determination of holders of Series B Non-Voting Common Stock entitled to receive such stock dividend or the effective date of such subdivision, split-up, combination or "reverse" split-up, as the case may be, the Series B Exchange Ratio shall be appropriately adjusted so that the holder of any shares of the Series B Common Stock thereafter exchanged shall be entitled to receive the number of shares of Series B Non-Voting Common Stock which he would have owned immediately following such action had such shares of the Series B Common Stock been exchanged immediately prior thereto.

              (ii) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Series B Non-Voting Common Stock), or the sale of all or substantially all of its assets to another corporation, or a share exchange in which the Corporation participates as the corporation the stock of which (or any class or series thereof) is to be acquired, shall be effected in such a way that holders of the Series B Non-Voting Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Series B Non-Voting Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or share exchange, the Corporation or such successor or purchasing corporation, as the case may be, shall provide to the holders of the Series B Common Stock, as part of the terms of such transaction, the right to convert the Series B Common Stock (or, in the case of a consolidation or merger in which the Corporation does not survive, the security issued by the successor corporation in conversion of the Series B Common Stock, which security shall possess preferences and relative, participating, optional and other special rights, qualifications and limitations which are substantially equivalent to those of the Series

B Common Stock) into the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger, sale or share exchange by a holder of the number of shares of Series B Non-Voting Common Stock into which the Series B Common Stock might have been exchanged immediately prior to such reorganization, reclassification, consolidation, merger, sale or share exchange, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Subsection 7(d).

              (iii) All calculations under this Subsection 7(d) shall be made to the nearest one hundredth (1/100) of a share, as the case may be. Any provision of this Subsection 7(d) to the contrary notwithstanding, no adjustment in the Series B Exchange Ratio shall be made if such adjustment would increase or decrease the number of shares of Series B Non-Voting Common Stock issuable upon exchange of each share of Series B Common Stock by less than one-tenth (1/10) of a share of Series B Non-Voting Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one-tenth (1/10) of a share of Series B Non-Voting Common Stock.

          (e) Transfer Tax. The Corporation shall pay any tax in respect of the
              ------------
issue of stock certificates on exchange of shares of Series B Common Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in a name other than that of the holder of the shares exchanged and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (f) Reservation of Shares. The Corporation shall at all times reserve
              ---------------------
and keep available out of its authorized Series B Non-Voting Common Stock the full number of shares of Series B Non-Voting Common Stock deliverable upon the exchange of all outstanding shares of Series B Common Stock and shall take all such action as may be required from time to time in order that it may validly and legally issue fully paid and nonassessable shares of Series B Non-Voting Common Stock upon exchange of the Series B Common Stock. Any shares of Series B Common Stock so exchanged shall be deemed to be authorized but unissued shares of the Corporation.

          (g) No Impairment. The Corporation will not, by amendment of its
              -------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the Series B Exchange Rights of the holders of the Series B Common Stock against impairment.

          (h) Certificate as to Adjustments. Upon the occurrence of each
              -----------------------------
adjustment or readjustment of the Series B Exchange Ratio pursuant to this
Section 7, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Common Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Common Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series B Exchange Ratio then in effect, and (iii) the number of shares of Series B Non-Voting Common Stock which then would be received upon the exchange of Series B Common Stock.

          (i) Miscellaneous. In the event of a notice of redemption of any
              -------------
shares of Series B Common Stock pursuant to Section 6 hereof, the Series B Exchange Rights of the shares designated for redemption shall terminate at the close of business of the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Series B Exchange Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Series B Exchange Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Common Stock."

     FOURTH: The Charter of the Corporation is hereby further amended by adding to the Articles of Incorporation a new Article IV.E. which shall be as follows:

"E.       SERIES B NON-VOTING COMMON STOCK
          --------------------------------

          1. Rights Generally. Except as otherwise expressly provided herein or
             ----------------
as otherwise required by applicable law, all shares of Series B Non-Voting Common Stock and Series B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

          2. Dividends.
             ---------
             (a) In the event the Corporation declares or pays any distributions (as defined below) on shares of Series A Common Stock or any other shares of capital stock of the Corporation, the holders of the Series B Non-Voting

Common Stock then outstanding shall receive, at the same time, a distribution on each outstanding share of Series B Non-Voting Common Stock in an amount equal to the product of (i) the per share amount, if any, of the distributions to be declared, paid or set aside for the Series A Common Stock, multiplied by (ii) the number of shares of Series A Common Stock into which such share of Series B Non-Voting Common Stock is then convertible had each such share been exchanged for Series B Common Stock pursuant to Section 5 immediately prior to the declaration or payment of any such distribution.

                  (b) For purposes of this Section 2, unless the context requires otherwise, "distribution" shall mean the transfer of cash, securities or property without consideration, whether by way of dividend or otherwise, payable other than in Series A Common Stock of the Corporation, or the purchase or redemption of shares of the Corporation (other than (i) repurchases of Series A Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price, and (ii) redemptions in liquidation or dissolution of the Corporation) for cash, securities or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

               3. Liquidation, Dissolution or Winding Up; Certain Mergers,
                  -------------------------------------------------------
Consolidations and Asset Sales. In the event of any voluntary or involuntary
------------------------------
liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Non-Voting Common Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series B Non-Voting Common Stock, such amount per share as would have been payable had each such share been exchanged for Series B Common Stock pursuant to Section 5 immediately prior to such liquidation, dissolution or winding up.

               4. Voting. The holders of the outstanding shares of Series B
                  ------
Non-Voting Common Stock shall have no voting rights whatsoever, except as provided in Article IV.F. hereto.

               5. Exchange. The holders of the Series B Non-Voting Common Stock
                  --------
shall have exchange rights as follows (the "Series B Non-Voting Exchange
Rights"):

                  (a) Period of Exchange; Exchange Ratio. Subject to and upon
                      ----------------------------------
compliance with the provisions of this Section 5, each share of Series B Non-Voting Common Stock shall be exchangeable, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into fully paid and nonassessable shares of Series B Common Stock at the rate of one (1) share of Series B Common Stock for each share of Series B NonVoting Common Stock (the "Series B Non-Voting Exchange Ratio"), as provided below.

                 (i) Public Offering. If the holder of any shares of Series B
                     ---------------
Non-Voting Common Stock intends to sell the Series B Non-Voting Common Stock in a Public Offering (as defined below) such holder may require the Corporation to exchange the Series B Non-Voting Common Stock into Series B Common Stock by providing to the Corporation a written notice in accordance with Subsection 5(b) below, which notice shall, in addition to the other requirements of Subsection 5(b) below, contain a certification by the holder that:

          The undersigned hereby represents and warrants that each of the shares of Series B Common Stock to be received by the undersigned in exchange for the Series B Non-Voting Common Stock is intended to be converted into shares of Series A Common Stock and sold in a Public Offering (as defined in the Articles of Incorporation of the Corporation) and the undersigned agrees that, if for any reason the Public Offering does not occur within twenty (20) business days after the exchange of the Series B Non-Voting Common Stock into Series B Common Stock, or if not all of the Series B Common Stock so received in exchange for Series B Non-Voting Common Stock is sold, the undersigned will promptly deliver the Series B Common Stock received in exchange for the Series B Non-Voting Common Stock, or the shares not sold, as applicable, to the Corporation and the Corporation shall reissue to the undersigned the applicable number of shares of Series B Non-Voting Common Stock.

 For purposes of this Section 5, a "Public Offering" is the public offering of shares of Series A Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act").

                 (ii) Transfer. In the event the original holder of Series B
                      --------
Non-Voting Common Stock sells such Series B Non-Voting Common Stock in a private transaction, the holder or the transferee may require the Corporation to exchange the Series B Non-Voting Common Stock for Series B Common Stock. This right of exchange is subject to either the original holder of the Series B Non-Voting Common Stock or the transferee providing written notice to the Corporation one year prior to the actual exchange of the shares (even with respect to the original holder, if given prior to the sale of such shares) informing the Corporation that the holder intends to exchange such shares upon expiration of such one-year period and naming the transferee; provided, the original holder or the transferee may rescind such notice at any time prior to the actual exchange of such shares.

          (b) Exercise of the Series B Non-Voting Exchange Rights. Subject to
              ---------------------------------------------------
the requirements of Subsection 5(a) above, the holder of any shares of the Series B Non-Voting Common Stock may exercise the Series B Non-Voting Exchange Rights as to any part thereof by surrendering to the Corporation at the office of any transfer agent of the Corporation for the Series B Non-Voting Common Stock or at the principal office of the Corporation, the certificate or certificates for the shares to be exchanged, accompanied by written notice stating that the holder elects to exchange all or a specified portion of the shares represented thereby and stating the name or names (with addresses) in which the certificate or certificates for the shares of Series B Common Stock are to be issued. Subject to the requirements of Subsection 5(a) above, the Corporation shall issue and deliver to or upon the written order of such holder, a certificate or certificates for the number of full shares of Series B Common Stock to which such holder is entitled. Upon exchange of only a portion of the number of shares covered by a certificate representing shares of the Series B Non-Voting Common Stock surrendered for exchange, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for exchange, at the expense of the Corporation, a new certificate covering the number of shares of the Series B Non-Voting Common Stock representing the unexchanged portion of the certificate so surrendered.

          (c) Fractional Shares. No fractional shares of Series B Common Stock
              -----------------
shall be issued upon exchange of shares of the Series B Non-Voting Common Stock. Series B Common Stock issuable upon the exchange will be rounded to the nearest whole share. If more than one share of the Series B NonVoting Common Stock shall be surrendered for exchange at any one time by the same holder, the number of full shares of Series B Common Stock issuable upon exchange thereof shall be computed on the basis of the aggregate number of shares of Series B Non-Voting Common Stock so surrendered.

          (d) Series B Non-Voting Exchange Ratio Adjustments. The Series B
              ----------------------------------------------
Non-Voting Exchange Ratio shall be subject to adjustment from time to time as follows:

              (i) If the number of shares of Series B Common Stock outstanding at any time after the date of issuance of the Series B Non-Voting Common Stock is increased or decreased by a stock dividend payable in shares of Series B Common Stock or by a subdivision, split-up, combination or "reverse" split-up of shares of Series B Common Stock, then immediately after the record date fixed for the determination of holders of Series B Common Stock entitled to receive such stock dividend or the effective date of such subdivision, split-up, combination or

 "reverse" split-up, as the case may be, the Series B Non-Voting Exchange Ratio shall be appropriately adjusted so that the holder of any shares of the Series B NonVoting Common Stock thereafter exchanged shall be entitled to receive the number of shares of Series B Common Stock which he would have owned immediately following such action had such shares of the Series B Non-Voting Common Stock been exchanged immediately prior thereto.

          (ii) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Series B Common Stock), or the sale of all or substantially all of its assets to another corporation, or a share exchange in which the Corporation participates as the corporation the stock of which (or any class or series thereof) is to be acquired, shall be effected in such a way that holders of the Series B Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Series B Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or share exchange, the Corporation or such successor or purchasing corporation, as the case may be, shall provide to the holders of the Series B Non-Voting Common Stock, as part of the terms of such transaction, the right to convert the Series B Non-Voting Common Stock (or, in the case of a consolidation or merger in which the Corporation does not survive, the security issued by the successor corporation in conversion of the Series B Non-Voting Common Stock, which security shall possess preferences and relative, participating, optional and other special rights, qualifications and limitations which are substantially equivalent to those of the Series B Non-Voting Common Stock) into the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger, sale or share exchange by a holder of the number of shares of Series B Common Stock into which the Series B Non-Voting Common Stock might have been exchanged immediately prior to such reorganization, reclassification, consolidation, merger, sale or share exchange, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Subsection 5(d).

          (iii) All calculations under this Subsection 5(d) shall be made to the nearest one hundredth (1/100) of a share, as the case may be. Any provision of this Subsection 5(d) to the contrary notwithstanding, no adjustment in the Series B Non-Voting Exchange Ratio shall be made if such adjustment would increase or decrease the number of shares of Series B Common Stock issuable upon exchange of each share of Series B Non-Voting Common Stock by less than one-tenth (1/10) of a share of Series B Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one-tenth (1/10) of a share of Series B Common Stock.

          (e) Transfer Tax. The Corporation shall pay any tax in respect of the
              ------------
issue of stock certificates on exchange of shares of Series B NonVoting Common Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in a name other than that of the holder of the shares exchanged and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (f) Reservation of Shares. The Corporation shall at all times reserve
              ---------------------
and keep available out of its authorized Series B Common Stock the full number of shares of Series B Common Stock deliverable upon the exchange of all outstanding shares of Series B Non-Voting Common Stock and shall take all such action as may be required from time to time in order that it may validly and legally issue fully paid and nonassessable shares of Series B Common Stock upon exchange of the Series B Non-Voting Common Stock. Any shares of Series B Non-Voting Common Stock so exchanged shall be deemed to be authorized but unissued shares of the Corporation.

          (g) No Impairment. The Corporation will not, by amendment of its
              -------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Series B Non-Voting Exchange Rights of the holders of the Series B Common Stock against impairment.

          (h) Certificate as to Adjustments. Upon the occurrence of each
              -----------------------------
adjustment or readjustment of the Series B Non-Voting Exchange Ratio pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Non-Voting Common Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Non-Voting Common Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series B Non-Voting Exchange Ratio then in effect, and (iii) the number of shares of Series B Common Stock which then would be received upon the exchange of Series B Non-Voting Common Stock.

          (i) Miscellaneous. In the event of a notice of redemption of any
              -------------
shares of Series B Non-Voting Common Stock pursuant to Section 6 hereof, the Series B Non-Voting Exchange Rights of the shares designated for redemption shall terminate at the close of business of the fifth full day preceding the date fixed for redemption, unless the redemption price is not paid when due, in which case the Series B Non-Voting Exchange Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Series B NonVoting Exchange Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Non-Voting Common Stock.

     6.   Optional Redemption.
          -------------------

          (a) If the holders of Series B Common Stock exercise the Triggering Event Option pursuant to Article IV.B.3(b)(ii) of these Articles of Incorporation, the Corporation may, at any time, by vote of a majority of the Minority Directors pursuant to written notice within thirty (30) days of the exercise of such Triggering Event Option, redeem the Series B Non-Voting Common Stock in whole by paying the greater of (i) 200% of the Series B Non-Voting Common Stock Offering Price or (ii) fair market value, as determined in good faith by the entire Board of Directors (or, if no such determination can be made by the Board of Directors, by a nationally recognized independent appraiser appointed by a majority of the directors appointed by the holders of Series B Common Stock and by a majority of the Minority Directors), in cash for each share of Series B Non-Voting Common Stock then redeemed (hereinafter referred to as the "Series B Non-Voting Common Stock Redemption Price") on a date no later than sixty (60) days after such notice. For purposes of this Section 6, the "Series B Non-Voting Common Stock Offering Price" shall initially be $100. Such Series B Non-Voting Common Stock Offering Price shall be proportionally adjusted to reflect changes in the Series B Non-Voting Exchange Ratio.

          (b) At least 15 days prior to the date fixed for any redemption of Series B Non-Voting Common Stock (hereinafter referred to as the "Series B Non-Voting Common Stock Redemption Date"), written notice shall be mailed, by first class or registered mail, postage prepaid, to each holder of record of Series B Non-Voting Common Stock to be redeemed, at his or its address last shown on the records of the transfer agent of the Series B Non-Voting Common Stock (or the records of the Corporation, if it serves as its own transfer agent), notifying such holder of the election of the Corporation to redeem such shares, specifying the Series B Non-Voting Common Stock Redemption Date and the time at which such holder's Series B Non-Voting Exchange Rights (pursuant to Section 5 hereof) as to such shares terminate (which shall be the close of business on the fifth full day preceding the Series B Non-Voting Common Stock Redemption Date) and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Series B Non-Voting Common Stock Redemption Notice"). On or prior to the Series B Non-Voting Common Stock Redemption Date, each holder of Series B Non-Voting Common Stock to be redeemed shall surrender his or its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Series B Non-Voting Common Stock Redemption Notice, and thereupon the Series B Non-Voting Common Stock Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Series B Non-Voting Common Stock Redemption Date, unless there shall have been a default in payment of the Series B Non-Voting Common Stock Redemption Price, all rights of the holders of the Series B Non-Voting Common Stock designated for redemption in the Series B Non-Voting Common Stock Redemption Notice as holders of Series B Non-Voting Common Stock of the Corporation (except the right to receive the Series B Non-Voting Common Stock Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

          (c) On or prior to the Series B Non-Voting Common Stock Redemption Date, the Corporation shall deposit the Series B Non-Voting Common Stock Redemption Price of all shares of Series B Non-Voting Common Stock designated for redemption in the Series B Non-Voting Common Stock Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Series B Non-Voting Common Stock Redemption Price for such shares to their respective holders on or after the Series B Non-Voting Common Stock Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his or its share certificate to the Corporation. Such instructions shall also provide that any monies deposited by the Corporation pursuant to this Subsection 6(c) for the redemption of shares thereafter exchanged into shares of the Corporation's Series B Common Stock pursuant to Section 5 hereof no later than the close of business on the fifth full day preceding the Series B Non-Voting Common Stock Redemption Date shall be returned to the Corporation on the Series B Non-Voting Common Stock Redemption Date. The balance of any monies deposited by the Corporation pursuant to this Subsection 6(c) remaining unclaimed at the expiration of one year following the Series B Non-Voting Common Stock Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

          (d) Any shares of Series B Non-Voting Common Stock so redeemed shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Non-Voting Common Stock accordingly.

     7. Certain Transfer Restrictions. Notwithstanding any other provision
        -----------------------------
contained in these Articles of Incorporation, if a holder of the Series B Non-Voting Common Stock is a Regulated Entity (as defined below), such holder may transfer the Series B Non-Voting Common Stock only under the following circumstances: (i) in a widely distributed public offering; (ii) in a transfer pursuant to Rule 144 under the Securities Act or any similar rule then in force;
(iii) in a transfer constituting two percent or less of the outstanding shares of the Series B Common Stock (assuming that the Series B Non-Voting Common Stock held by such purchaser were exchanged into Series B Common Stock); (iv) in a transfer to a person if such person already owns or has negotiated to purchase at least a majority of the Series B Common Stock (not including the sale from the Regulated Entity); (v) in a transfer to the Corporation (whether pursuant to Subsection 4(i) hereof or otherwise); (vi) in a transfer to an affiliate of such holder or to any other Regulated Entity; or (vii) in any method of transfer permitted by the Board of Governors of the Federal Reserve System. "Regulated Entity" means (i) any entity that is a "bank holding company" (as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the "BHC Act")), or any non-bank subsidiary of such an entity or (ii) any entity that, pursuant to Section 8(a) of the International Banking Act of 1978, as amended, is subject to the provisions of the BHC Act or any non-bank subsidiary of such an entity."

     FIFTH: The Charter of the Corporation is hereby further amended by adding to the Articles of Incorporation a new Article IV.F. which shall be as follows:

"F.  ADDITIONAL VOTING RIGHTS
     ------------------------

     So long as any shares of Series B Common Stock or Series B Non-Voting Common Stock shall be outstanding, the Corporation shall not, without first obtaining the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Common Stock and Series B Non-Voting Common Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) together as a single class (with each share of Series B Non-Voting Common Stock having such number of votes per share as shall equal the number of shares of Series B Common Stock into which each share of Series B Non-Voting Common Stock is then exchangeable):

     1. engage in any business materially different from its business as conducted or reasonably proposed to be conducted as of December 1996;

     2. merge or consolidate into or with any other corporation or other entity or sell all or substantially all of the Corporation's assets in each case for consideration other than cash (except any merger or consolidation intended solely to effect a change in the Corporation's domicile of incorporation);

     3. amend or repeal any provision of, or add any provision to, the Corporation's Articles of Incorporation or By-laws, if such action would change or alter the preferences, special rights or other powers of the Series B Common Stock or Series B Non-Voting Common Stock;

     4. authorize any increase or decrease in the number of shares of Series B Common Stock or Series B Non-Voting Common Stock; or

     5. authorize or issue any new or existing class or classes or series of capital stock having any preference or priority as to dividends or assets superior to any such preference or priority of the Series B Common Stock or Series B NonVoting Common Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Corporation having any preference or priority as to dividends or assets superior to any such preference or priority of the Series B Common Stock or Series B Non-Voting Common Stock.

Notwithstanding any provision of this Article IV.F. to the contrary, the Series B Non-Voting Common Stock shall not have the right to vote on any matter described in paragraphs 1 through 5 above if such right would cause the Series B Non-Voting Common Stock to become voting securities within the meaning of
Section 225.2(p)(2) of the Federal Reserve Board's Regulation Y, as that section may be amended from time to time."

     SIXTH: The Board of Directors of the Corporation, by unanimous written consent dated as of January 24, 1997, adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon by the stockholders.

     SEVENTH: The amendment of the Charter of the Corporation as hereinabove set forth was approved by a consent in writing setting forth said amendment of the Charter, signed by all the stockholders entitled to vote on said amendment and all the other stockholders entitled to notice of a meeting of stockholders but not to vote thereat having waived in writing any rights which they may have to dissent from such amendment, such consent and waiver having been filed with the records of stockholder meetings.

     EIGHTH: (a) The total number of shares of all classes of stock heretofore authorized is 6,200,000 shares, consisting of (i) 5,000,000 shares of Series A Common Stock, $.01 par value per share, of the aggregate par value of $50,000,
(ii) 257,500 shares of Series B Common Stock, $.01 par value per share, of the aggregate par value of $2,575, (iii) 192,500 shares of Special Voting Stock, $.01 par value per share, of the aggregate par value of $1,925, and (iv) 500,000 shares of Preferred Stock, $.01 par value per share, of the aggregate par value of $5,000. The aggregate par value of all shares of all classes heretofore authorized is $59,500.

             (b) The total number of shares of all classes of stock as increased is 18,520,000 shares, consisting of (i) 15,000,000 shares of Series A Common Stock, $.01 par value per share, of the aggregate par value of $150,000, (ii) 260,000 shares of Series B Common Stock, $.01 par value per share, of the aggregate par value of $2,600, (iii) 2,500,000 shares of Special Voting Stock, $.01 par value per share, of the aggregate par value of $25,000, (iv) 500,000 shares of Preferred Stock, $.01 par value per share, of the aggregate par value of $5,000, and

(v) 260,000 shares of Series B Non-Voting Common Stock, $.01 par value per share, of the aggregate par value of $2,600. The aggregate par value of all shares of all classes as increased is $185,200.

             (c) The information required by subsection (b)(2)(i) of Section 2-607 was not changed by the amendment, except that (i) a description of the exchange rights of the Series B Common Stock is set forth in Article IV.B.7 hereof, (ii) a description, as amended, of the Series B Non-Voting Common Stock including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Series B Non-Voting Common Stock is set forth in
Article IV.E. hereof, and (iii) a description of additional voting rights of the Series B Common Stock and the Series B Non-Voting Common Stock is set forth in
Article IV.F. hereof.

     IN WITNESS WHEREOF, Entrust Technologies Inc. has caused these presents to be signed in its name and on its behalf by its President and attested (or witnessed) by its Secretary on January 31, 1997.

                                    ENTRUST TECHNOLOGIES INC.


                                   By:    /s/ John A. Ryan
                                      ----------------------------
                                              President

 Attested: (Witnessed:)

 /s/ James Kendry
--------------------------------
 Secretary

     THE UNDERSIGNED, President of Entrust Technologies Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment of Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment of Charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                               /s/ John A. Ryan
                                               -----------------------------

                           ENTRUST TECHNOLOGIES INC.

                             ARTICLES OF AMENDMENT
                                  OF CHARTER


     Entrust Technologies Inc., a Maryland corporation, having its principal office in this State in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: The Charter of the Corporation is hereby amended by deleting the first paragraph of Article IV in its entirety and by adding to the Articles of Incorporation a new first paragraph of Article IV which shall read as follows:

"IV. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 120,520,000 shares, consisting of (i) 100,000,000 shares of Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), (ii) 260,000 shares of Series B Common Stock, $.01 par value per share (the "Series B Common Stock"), (iii) 15,000,000 shares of Special Voting Stock, $.01 par value per share (the "Special Voting Stock"),
(iv) 5,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), and (v) 260,000 shares of Series B NonVoting Common Stock, $.01 par value per share (the "Series B Non-Voting Common Stock"). The aggregate par value of all shares of all classes of stock is $1,205,200."

     SECOND: The Charter of the Corporation is hereby further amended by redesignating Article VIII as Article X and adding to the Articles of Incorporation a new Article VIII and a new Article IX which shall read as follows:

"VIII. With the exception of any Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law (the "MGCL")) between the Corporation and any of Northern Telecom Limited, a Canadian corporation ("NTL"), Northern Telecom Inc., a Delaware corporation ("NTI"), affiliates of NTL or NTI, or the successors or assigns of NTL, NTI or their affiliates, the Corporation shall be subject to the provisions of Sections 3-601 to 3-604 of the MGCL.

IX. The provisions of Sections 3-701 to 3-709 of the MGCL shall not apply generally to any Control Share Acquisition (as defined in Section 3-701(e) of the MGCL) of any shares of capital stock of the Corporation."

     THIRD: The Board of Directors of the Corporation, at a meeting duly held on June 15, 1998, adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon by the stockholders.

     FOURTH: That the stockholders of the Corporation, at a meeting duly held on ________, 1998, approved the amendment of the Charter of the Corporation as hereinabove set forth.

     FIFTH: (a) The total number of shares of all classes of stock as heretofore authorized is 18,520,000 shares, consisting of (i) 15,000,000 shares of Series A Common Stock, $.01 par value per share, of the aggregate par value of $150,000; (ii) 260,000 shares of Series B Common Stock, $.01 par value per share, of the aggregate par value of $2,600; (iii) 2,500,000 shares of Special Voting Stock, $.01 par value per share, of the aggregate par value of $25,000;
(iv) 500,000 shares of Preferred Stock, $.01 par value per share, of the aggregate par value of $5,000; and (v) 260,000 shares of Series B Non-Voting Common Stock, $.01 par value per share, of the aggregate par value of $2,600. The aggregate par value of all shares of all classes heretofore authorized is $185,200.

                (b) The total number of shares of all classes of stock as increased is 120,520,000 shares consisting of (i) 100,000,000 shares of Series A Common Stock, $.01 par value per share, of the aggregate par value of $1,000,000; (ii)

260,000 shares of Series B Common Stock, $.01 par value per share, of the aggregate par value of $2,600; (iii) 15,000,000 shares of Special Voting Stock, $.01 par value per share, of the aggregate par value of $150,000; (iv) 5,000,000 shares of Preferred Stock, $.01 par value per share, of the aggregate par value of $50,000; and (v) 260,000 shares of Series B Non-Voting Common Stock, $.01 par value per share, of the aggregate par value of $2,600. The aggregate par value of all shares of all classes as increased is $1,205,200.

                (c) The information required by subsection (b)(2)(i) of Section 2-607 of the Maryland General Corporation Law was not changed by the amendment.

     IN WITNESS WHEREOF, Entrust Technologies Inc. has caused these presents to be signed in its name and on its behalf by its President and attested (or witnessed) by its Secretary on _______, 1998.

                                    ENTRUST TECHNOLOGIES INC.


                                    By:
                                       --------------------------
                                        President

 Attested: (Witnessed:)


--------------------------------
 Secretary

     THE UNDERSIGNED, President of Entrust Technologies Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment of Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment of Charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                       --------------------------